Taxation	6 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
TAXATION
19.	TAXATION

British Virgin Islands

Under the current laws of the British Virgin Islands, China Lending Corporation and Adrie are not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no British Virgin Islands withholding tax will be imposed.

Hong Kong

Feng Hui Holding is incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. The Company did not make any provisions for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong since inception. Under Hong Kong tax laws, Feng Hui Holding is exempted from income tax on its foreign-derived income and there are no withholding taxed in Hong Kong on remittance of dividends.

PRC

Jing Kai, Ding Xin, Ding Tai, Feng Hui, Zhiyuan and Zeshi are subject to PRC Enterprise Income Tax ("EIT") on the taxable income in accordance with the relevant PRC income tax laws. The EIT rate for companies operating in the PRC is 25%. Feng Hui is a qualified enterprise engaged in industry list of Western Development Strategy and is therefore entitled to preferential tax rate of 15% till December 31, 2020.

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the six months ended June 30, 2019 and 2018, the Company had no unrecognized tax benefits. Due to uncertainties surrounding future utilization, the Company estimates there will not be sufficient future income to realize the deferred tax assets. As of June 30, 2019 and December 31, 2018, the Company maintains a full valuation allowance on its net deferred tax assets.

The Company does not anticipate any significant increase to its liability for unrecognized tax benefit within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense.

The Company had current tax expenses of $158,072 and $nil for the six months ended June 30, 2019 and 2018. The Company does not have any deferred tax expenses for the six months ended June 30, 2019 and 2018.

During the six months ended June 30, 2019 and 2018, there were no income taxes attributable to the operations in Jing Kai, Ding Xin, Ding Tai and Feng Hui. As of June 30, 2019 and December 31, 2018, the Company had net operating loss carryforwards of US$7,470,914 and US$5,137,726, respectively, which will expire in 2024 and 2023. The Company reviews deferred tax assets for a valuation allowance based upon whether it is more likely than not that the deferred tax asset will be fully realized. At June 30, 2019 and December 31, 2018, full valuation allowance is provided against the deferred tax assets based upon management's assessment as to their realization.

The tax effects of temporary differences that give rise to the following approximate deferred tax assets as of June 30, 2019 and December 31, 2018 are presented below:

	June 30, 2019	December 31, 2018

Accrued interest receivable	$52,723	$52,930
Accrued interest payable	1,467,460	1,058,637
Provision for loan losses	24,077,943	21,300,459
Accruals	25,186	22,093
Investment impairment	50,028	545,248
Net operating losses carryforwards	1,148,348	787,092
Deferred tax assets	26,821,688	23,766,459
Valuation allowance	(26,821,688)	(23,766,459)
Deferred tax assets, net	$-	$-

The Company evaluates its valuation allowance requirements at the end of each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances cause a change in management's judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in net loss. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carryforward period available under applicable tax law.

The Company accounts for uncertainty in income taxes using a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. Interest and penalties related to uncertain tax positions are recognized and recorded as necessary in the provision for income taxes. The Company is subject to income taxes in the PRC. According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitations is extended to five years under special circumstances, where the underpayment of taxes is more than RMB 100,000. In the case of transfer pricing issues, the statute of limitation is ten years. There is no statute of limitation in the case of tax evasion. There were no uncertain tax positions as of June 30, 2019 and December 31, 2018 and the Company does not believe that its unrecognized tax benefits will change over the next twelve months.